                       CINCINNATI GOLF ACADEMY, LIMITED
                         INDEPENDENT AUDITOR'S REPORT
                          AND SUPPLEMENTARY SCHEDULE
                              DECEMBER 31, 1995

                              TABLE OF CONTENTS

                                                    PAGE NO.
                                                   --------
INDEPENDENT AUDITOR'S REPORT .....................      1
FINANCIAL STATEMENTS
 Balance Sheet ...................................      2
 Statement of Operations and Members' Equity  ....      4
 Statement of Cash Flows .........................      5
 Notes to Financial Statements ...................      7
SUPPLEMENTARY INFORMATION
 Schedule 1--Operating Expenses ..................     13

               Aronowitz, Chaiken & Hardesty, L.L.P. Letterhead
                          Certified Public Accountants



                         INDEPENDENT AUDITOR'S REPORT

To the Members
Cincinnati Golf Academy, Limited
Cincinnati, Ohio
We have audited the accompanying balance sheet of Cincinnati Golf Academy, Limited as of December 31, 1995, and the related statements of operations and members' equity, and cash flows for the period from March 15, 1995 (Date of Inception) through December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cincinnati Golf Academy, Limited as of December 31, 1995, and the results of its operations and its cash flows for the initial period then ended, in conformity with generally accepted accounting principles.

   Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information in
Schedule 1 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements, and, accordingly, we express no opinion on it.


                                        ARONOWITZ, CHAIKEN & HARDESTY, L.L.P.
                                        Certified Public Accountants
Cincinnati, Ohio
December 13, 1996

                       CINCINNATI GOLF ACADEMY, LIMITED
                                BALANCE SHEET
                           AS OF DECEMBER 31, 1995

 ASSETS
CURRENT ASSETS:
 Cash and cash equivalents ..........................................      10,352
 Merchandise inventory ..............................................         750
                                                                      -----------
  TOTAL CURRENT ASSETS ...........................................................      11,102
PROPERTY AND EQUIPMENT: AT COST
 Land ...............................................................     700,000
 Buildings ..........................................................     265,793
 Equipment ..........................................................     158,278
 Land improvements ..................................................   1,158,776
                                                                      -----------
                                                                        2,282,847
 Accumulated depreciation ...........................................    (118,448)
                                                                      -----------
                                                                                     2,164,399
OTHER ASSETS:
 Deposits ...........................................................         310
 Loan, organization and start-up costs (less amortization of $3,906)       34,407
                                                                      -----------
                                                                                        34,717
                                                                                   -----------
                                                                                     2,210,218
                                                                                   ===========
     SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR'S REPORT


				    - 2 -

LIABILITIES
CURRENT LIABILITIES:
 Current portion of long-term debt ..................................       7,470
 Accounts payable ...................................................      10,681
 Notes payable--member ..............................................     206,827
 Construction loan payable ..........................................   1,000,000
 Accrued expenses ...................................................         495
 Accrued interest ...................................................       8,312
                                                                      -----------
  TOTAL CURRENT LIABILITIES ......................................................   1,233,785
LONG-TERM DEBT:
 Notes payable ......................................................      33,422
 Current portion ....................................................      (7,470)
                                                                      -----------
                                                                                        25,952
                                                                                   -----------
  TOTAL LIABILITIES ..............................................................   1,259,737
MEMBER'S EQUITY
MEMBER'S EQUITY .....................................................                  950,481
                                                                                   -----------
                                                                                     2,210,218
                                                                                   ===========

                       CINCINNATI GOLF ACADEMY, LIMITED
                 STATEMENT OF OPERATIONS AND MEMBER'S EQUITY
      FOR THE PERIOD FROM MARCH 15, 1995 (DATE OF INCEPTION) THROUGH
                           DECEMBER 31, 1995

SALES .......................................     225,378
OPERATING EXPENSES (Schedule 1) .............     500,358
                                              -----------
NET OPERATING LOSS ..........................    (274,980)
OTHER INCOME ................................      25,461
                                              -----------
NET LOSS FOR THE PERIOD .....................    (249,519)
MEMBERS' EQUITY--At inception, March 15,
 1995 .......................................          --
ADD: MEMBERS' EQUITY CONTRIBUTIONS ..........   1,200,000
                                              -----------
MEMBERS' EQUITY--December 31, 1995 ..........     950,481
                                              ===========

           SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR'S REPORT

                       CINCINNATI GOLF ACADEMY, LIMITED
                           STATEMENT OF CASH FLOWS
     FOR THE PERIOD FROM MARCH 15, 1995 (DATE OF INCEPTION) THROUGH
                              DECEMBER 31, 1995


 CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss for the period ............................................     (249,519)
 Adjustments to reconcile net loss to net cash used in operating activities:
  Amortization .......................................        3,906
  Depreciation .......................................      118,448
  (Increase) Decrease in assets:
   Merchandise inventory .............................         (750)
   Deposits ..........................................         (310)
  Increase (Decrease) in liabilities:
   Accounts payable ..................................       10,680
   Accrued expenses ..................................          495
   Accrued interest ..................................        8,312
                                                       -------------
    TOTAL ADJUSTMENTS ...............................................      140,781
                                                                      -------------
    NET CASH USED IN OPERATING ACTIVITIES ...........................     (108,738)

CASH FLOWS FROM INVESTING ACTIVITIES:
 Payments for start-up of organization ...............      (21,124)
 Payments for the purchase of property and equipment     (2,282,847)
                                                       -------------
    NET CASH USED IN INVESTING ACTIVITIES ...........................   (2,303,971)




           SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR'S REPORT


			    	    - 5 -

                       CINCINNATI GOLF ACADEMY, LIMITED
                           STATEMENT OF CASH FLOWS
     FOR THE PERIOD FROM MARCH 15, 1995 (DATE OF INCEPTION) THROUGH
                              DECEMBER 31, 1995



CASH FLOWS FROM FINANCING ACTIVITIES:
 Members' equity contributions .......................    1,200,000
 Proceeds from notes payable .........................      526,065
 Proceeds from construction loan payable .............    1,000,000
 Payments on notes payable ...........................     (285,810)
 Loan origination fees ...............................      (17,194)
                                                       -------------
    NET CASH PROVIDED BY FINANCING ACTIVITIES .......................    2,423,061
                                                                      -------------
NET INCREASE IN CASH AND CASH EQUIVALENTS ...........................       10,352
CASH AND CASH EQUIVALENTS--At inception, March 15, 1995  ............           --
                                                                      -------------
CASH AND CASH EQUIVALENTS--December 31, 1995 ........................       10,352
                                                                      =============

           SEE ACCOMPANYING NOTES AND INDEPENDENT AUDITOR'S REPORT

                       CINCINNATI GOLF ACADEMY, LIMITED
                        NOTES TO FINANCIAL STATEMENTS

NOTE 1: COMPANY INFORMATION

   Cincinnati Golf Academy, Limited provides complete golfing assistance through the use of driving ranges, putting greens, video review of the golf swing and professional lessons to residents in the greater Cincinnati area.

   Cincinnati Golf Academy, Limited is a limited liability company. Members of the Cincinnati Golf Academy maintain limited liability exposure. The Company shall continue in existence as a limited liability company until December 31, 2014 or unless terminated sooner.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Cash and Cash Equivalents -- The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

   Merchandise Inventory -- Merchandise inventory consists of merchandise for resale and is valued at the lower of cost or market. Cost is determined by the first-in, first-out method.

   Property and Equipment -- Property and equipment are stated at cost and are depreciated over the estimated useful lives of such assets using the straight-line method. Land improvements are amortized over the terms of the respective service lives of the improvements. Maintenance and repairs are charged to expense as incurred, and renewals and improvements are capitalized.

   Federal Income Tax -- For federal income tax purposes, the Company is a limited liability corporation, which passes the character of it's income to its members who are responsible for paying their portion the income tax.

   Fair Value of Financial Instruments -- the fair values of cash, accounts receivable, accounts payable and other short-term obligations approximate their carrying values because of the short maturity of these financial instruments. The carrying value of Cincinnati Golf Academy, Limited's long-term obligations approximate their fair value. In accordance with Statement of Financial Accounting Standards No. 107, Disclosure About Fair Value of Financial Instruments, rates available to the Company at statement of financial position date are used to estimate the fair value of existing debt.

                SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

                       CINCINNATI GOLF ACADEMY, LIMITED
                        NOTES TO FINANCIAL STATEMENTS

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Intangible Assets -- Intangible assets are stated at cost and are depreciated over the estimated useful lives of such assets using the straight-line method. Intangible assets include loan, organization and start-up costs.

NOTE 3: PROPERTY AND EQUIPMENT

   The estimated useful lives by asset category are as follows:

                        ESTIMATED USEFUL
        ASSETS               LIVES
---------------------  ----------------
Buildings ............      30 years
Equipment ............     5-7 years
Land improvements  ...      15 years

      Depreciation for the period ended December 31, 1995 was $118,448.

                SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

                       CINCINNATI GOLF ACADEMY, LIMITED
                        NOTES TO FINANCIAL STATEMENTS

NOTE 4: NOTES PAYABLE -- MEMBER

   At December 31, 1995, the Company has borrowed $206,827 from a member. This note is payable on demand with interest at prime plus one percent. There is no set schedule for the payment of the interest.

NOTE 5: CONSTRUCTION LOAN PAYABLE

   At December 31, 1995, the Company has a promissory note payable for $1,000,000 which is secured by the land and land improvements. The note provides for monthly installments of interest, calculated at the prime rate plus 1%, originally due at May 1, 1996, which was extended until December 31, 1996, at which time all principal, interest and other costs will be due in full.

   Upon maturity, subject to the terms of the agreement, the note will be refinanced into a seven-year term mortgage loan of $1,000,000. For the first three years of the mortgage, interest will be calculated at 225 basis points over the treasury rate. For years four through six, the interest rate will be adjusted and calculated at 225 basis points over the treasury rate at that time. For year seven, the interest rate will again be adjusted and calculated at 225 basis points over the treasury rate at that time.

                SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

                       CINCINNATI GOLF ACADEMY, LIMITED
                        NOTES TO FINANCIAL STATEMENTS

NOTE 6: LONG-TERM DEBT

   Long-term debt at December 31, 1995 consisted of the following:

 Note payable -- John Deere Credit -- Secured by
 mower; interest at 9.5%, payable in monthly
 installments of $118, maturing in May, 1997  ..    1,864

 Note payable -- John Deere Credit -- Secured by
 equipment; interest at 9.5%, payable in
 monthly installments of $518, maturing in May,
 1999 ..........................................   18,033

 Note payable -- John Deere Credit -- Secured by
 equipment; interest at 9.5%, payable in
 monthly installments of $307, maturing in
 March, 2001 ...................................   13,525
                                                 ---------
                                                   33,422
Current portion ................................   (7,470)
                                                 ---------
                                                   25,952
                                                 =========

  Maturities of long-term debt for the six-year period ending in 2001 are as follows:

1996      7,470
1997      7,966
1998      8,210
1999      5,545
2000      3,331
2001        900
        -------
         33,422
        =======

     Interest expense was $61,380 for the period ended December 31, 1995.

                SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

                       CINCINNATI GOLF ACADEMY, LIMITED
                        NOTES TO FINANCIAL STATEMENTS

NOTE 7: INTANGIBLE ASSETS

   The estimated useful lives by asset category are as follows:

                         ESTIMATED USEFUL
         ASSETS               LIVES
----------------------  ----------------
Loan closing costs  ...      7 years
Organization costs  ...      5 years
Start up costs ........      5 years

   Amortization for the period ended December 31, 1995 was $3,906 using the straight-line method.

NOTE 8: SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

   Cash paid during the period for:

Income tax ..     --
Interest ....  53,068

NOTE 9: RENTAL AGREEMENTS

   The Company has entered into two operating lease agreements for leased departments for the pro shop and golf equipment repair and maintenance facilities on its premises. The company has also entered into management agreement with the pro shop. All agreements have initial terms of one year, ending on May 31, 1996. Rental income is determined on a base rent and a percentage of sales. No percentage of sales rent was charged during 1995. Rent received for the period ending December 31, 1995 was $13,181. Minimum rent revenues for 1996 are $7,086.

                SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

                       CINCINNATI GOLF ACADEMY, LIMITED
                        NOTES TO FINANCIAL STATEMENTS

NOTE 10: RELATED PARTY TRANSACTIONS

   The Company borrowed money from a member. The balance as of December 31, 1995 was $206,827.

   The land was purchased from a member. The purchase price was $700,000.

   The Company hired a member to act as general contractor to manage development of the land. The member was paid $83,167.

   The Company hired a member to act as general manager to oversee day-to-day operations. The member was paid $40,000.

NOTE 11: SUBSEQUENT EVENT

   The Company intends to sell substantially all of its assets to a wholly subsidiary of Family Golf Centers, Inc., a publicly held corporation. The sale transaction is scheduled to be signed on Friday, December 27, 1996, with an effective date of December 30, 1996.

   The purchase price for the assets is $1,285,000 in cash, 40,000 shares of common stock, and an option to purchase an additional 10,000 shares common stock.

                SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT

                       CINCINNATI GOLF ACADEMY, LIMITED
                          SUPPLEMENTARY INFORMATION
       FOR THE PERIOD FROM MARCH 15, 1995 (DATE OF INCEPTION) THROUGH
                            DECEMBER 31, 1995

SCHEDULE 1: OPERATING EXPENSES

Salaries ...............   131,808
Payroll taxes ..........    25,085
Advertising ............    53,600
Commissions ............     9,539
Amortization ...........     3,906
Depreciation ...........   118,448
Dues and subscriptions         509
Insurance ..............     6,849
Interest ...............    61,380
License ................       328
Cost of goods sold  ....     4,147
Office supplies ........     5,409
Professional fees ......    10,720
Equipment rental .......     1,030
Repairs and maintenance     49,233
State and local taxes  .       150
Telephone ..............     4,906
Postage ................     1,261
Pagers .................       149
Bank charges ...........     3,142
Utilities ..............     7,819
Miscellaneous ..........       940
                         ---------
                                     500,358
                                    ========

                SEE ACCOMPANYING INDEPENDENT AUDITOR'S REPORT